Exhibit 10.1

MEGAWEST ENERGY KANSAS CORPORATION

MODIFICATION OF PROMISSORY NOTES

THIS MODIFICATION OF PROMISSORY NOTES (this “Modification”) made as of the 29th day of December, 2017, by MEGAWEST ENERGY KANSAS CORPORATION, a Delaware corporation with an address of 45 Main Street, Brooklyn, NY 11201 (“Megawest”).

Reference is hereby made to the following promissory notes:

1.
Promissory Note, dated December 9, 2015, by and between Fortis Business Holdings, LLC, a limited liability company with an address of 45 Main Street, Brooklyn, NY 11201 (“FBH”), as maker and Megawest as holder in the original principal sum of Five Hundred Thousand Dollars ($500,000) (“Note 1”);

2.
Promissory Note, dated December 30, 2015, by and between FBH as maker and Megawest as holder in the original principal sum of Eleven Million Seven Hundred Eighty-Eight Thousand Dollars ($11,788,000) (“Note 2”);

3.
Promissory Note, dated November 17, 2015, by and between Fortis Property Group, LLC, a limited liability company with an address of 45 Main Street, Brooklyn, NY 11201 (“FPG”; FBH and FPG are hereinafter collectively referred to as the “Makers”), as maker and Megawest as holder in the original principal sum of Eighty-Nine Thousand Dollars ($89,000) (“Note 3”);

4.
Promissory Note, dated December 30, 2015, by and between FPG as maker and Mega-west as holder in the original principal sum of Three Million Dollars ($3,000,000) (“Note 4”);

5.
Promissory Note, dated December 31, 2015, by and between FPG as maker and Mega-west as holder in the original principal sum of Nine Hundred Seventy-One Thousand Dollars ($971,000) (“Note 5”)

6.
Promissory Note, dated March 16, 2016, by and between FPG as maker and Megawest as holder in the original principal sum of One Million Five Hundred Thousand Dollars ($1,500,000) (“Note 6”);

7.
Promissory Note, dated July 5, 2016, by and between FPG as maker and Megawest as holder in the original principal sum of Two Million Nine Hundred Forty-Seven Thousand One Hundred Twenty-Eight Dollars and Ninety Five Cents ($2,947,128.95) (“Note 7”);

8.
Promissory Note, dated October 27, 2016, by and between FPG as maker and Megawest as holder in the original principal sum of Seven Hundred Ninety-Five Thousand Six Hundred Seventy-Four Dollars and Forty-Two Cents ($795,674.42) (“Note 8”);

9.
Promissory Note, dated April 3, 2017, by and between FPG as maker and Megawest as holder in the original principal sum of Three Million One Hundred Ninety-Five Thousand Five Hundred Seventy-Eight Dollars and Forty-Five Cents ($3,195,578.45) (“Note 9”);

10.
Promissory Note, dated June 5, 2017, by and between FPG as maker and Megawest as holder in the original principal sum of One Million Five Hundred Fifty-Eight Thousand Five Hundred One Dollars and Fifty-One Cents ($1,558,501.51) (“Note 10”); Note 1, Note 2, Note 3, Note 4, Note 5, Note 6, Note 7, Note 8, Note 9, and Note 10 are hereinafter collectively referred to as the “Notes”);

WHEREAS, pursuant to Section 7 of each of the Notes, Megawest may, without notice to or further consent of any of the Makers, and without in any manner releasing, lessening or affecting the obligation of the Makers: (a) release surrender, waive, add, substitute, settle, exchange, compromise, modify, extend or grant indulgences with respect to, (i) each of the Notes, (ii) all or any part of the collateral or security for each of the Notes (if any), and (iii) each of the Makers, and (b) grant any extension or other postponements of time of payment hereof.

1. Recitals. Megawest, warrants and agrees that the recitals set forth above are true and correct in all respects, and such recitals shall be incorporated into this Modification in their entirety.

2. Modification to Section 1.a of each of the Notes. Megawest hereby waives the interest payment requirement in Section 1.a. of each of the Notes until January 31, 2018. Megawest hereby agrees not to charge any late charges or increase the interest rate with respect to any interest payments that were due under any of the Notes prior to the date hereof.

3. Modification to Definition of Maturity Date in each of each of the Notes. Megawest hereby modifies the definition of the Maturity Date to mean January 31, 2018.

4. Further Instruments. Megawest hereby agree to execute and deliver such additional documents and instruments as may be reasonably requested in order to confirm this Modification.

5. Governing Law. This Modification shall be governed by and construed under the laws of the State of New York.

6. Counterparts. This Modification may be executed in counterparts, and each of such counterparts shall, for all purposes, be deemed to be an original, but all of such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Modification by facsimile transmission or e-mail in pdf format shall be effective as delivery of a manually executed counterpart. A party so delivering this Modification shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile or e-mail transmission.

[signatures appear on next page]

IN WITNESS WHEREOF, Megawest has executed this Modification as of the day and year first above written.

MEGAWEST ENERGY KANSAS CORPORATION,

By: /s/ Joel Kestenbaum
       Joel Kestenbaum, its President

Acknowledged by

FORTIS PROPERTY GROUP, LLC

By: /s/ Joel Kestenbaum
       Joel Kestenbaum, its President

FORTIS BUSINESS HOLDINGS, LLC

By: /s/ Joel Kestenbaum
       Joel Kestenbaum, its President